                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 FORM 8-K \ A-1
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 29, 1999

                       Commission File Number: 33-29942-NY

                            ------------------------

                             NATIONS FLOORING, INC.
             [Exact name of registrant as specified in its charter]

Delaware                            2836, 2835                  11-2925673
(State or Other              (Primary Standard                (IRS Employer
Jurisdiction                 Industrial Classification    Identification Number)
Of Incorporation or          Code Number)
Organization)

          100 Maiden Lane
          New York, New York                                     10038
          (Address of principal                                (Zip Code)
           executive offices)


       Registrant's telephone number, including area code: (212) 898-8888
--------------------------------------------------------------------------------

Item 2.           Acquisition or Disposition of Assets

                  (a) Acquisition. On March 29, 1999, the Company acquired the assets of C.B. Realty of Delaware, Inc. ("Realty") pursuant to an Agreement and Plan of Merger dated March 23, 1999 in exchange for 59,725.4 shares of the Company's common stock and the assumption of the mortgage on the property. Prior to the merger, Realty was owned by four individuals who also collectively controlled 43.6% of the preferred and common stock of Nations Flooring, Inc. ("Nations"). The number of shares offered to the stockholders of Realty was set by Nations' Board of Directors in an amount that was intentionally set to be a benefit to the Company and was anitdilutive in nature. The former stockholders of Realty accepted such offer. The acquisition was accounted for as a purchase since Nations and Realty were not under common control. Realty's only operations consisted of owning and leasing the facility where the Company's main operations are conducted in Las Vegas, Nevada.

                      Credit Arrangement with General Electric Capital Business Funding Corporation ("G.E. Capital") (formerly MetLife Capital Financial Corporation ("MetLife")). On May 19, 1998, Realty entered into a credit arrangement with G.E. Capital consisting of a mortgage note payable of $500,000 secured by the underlying real estate. The mortgage requires 59 monthly payments of $5,690 with a balloon payment due on May 18, 2003. The mortgage bears interest at 9% per annum, payable monthly. On March 31, 1999, G.E. Capital agreed to allow the Company to assume the mortgage with identical terms.

                  (b) The primary asset acquired through the merger is the land and building where Nations' main operations are conducted in Las Vegas, Nevada. Nations intends to continue to use this facility to conduct its Nevada operations.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (a) Financial statements of business acquired.

                  (b) Pro forma financial information.

                  (c) Exhibits.

                      1. Agreement and Plan of Merger, dated March 23, 1999, between the Registrant and Realty. Incorporated by reference from Form 8-K dated March 29, 1999.

                      2. Promissory Note dated May 19, 1998, between Realty and MetLife.

                      3. Commercial Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated May 19, 1998 by Realty in favor of MetLife.

                      4. Assignment of Rents and Leases dated May 19, 1998 between Realty and MetLife.

                      5. Loan Modification Agreement dated March 31, 1999 between the Registrant and G.E. Capital.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                        NATIONS FLOORING, INC.

                                        By:  /s/ Philip A. Herman
                                             --------------------
                                             Philip A. Herman
                                             Chairman of the Board and President

Dated: April 28, 1999

                         C. B. REALTY OF DELAWARE, INC.

                                FINANCIAL REPORT

                                DECEMBER 31, 1998

                                 C O N T E N T S

INDEPENDENT AUDITOR'S REPORT                                               10

FINANCIAL STATEMENTS

   Balance sheets                                                           2

   Statements of income and retained earnings                               3

   Statements of cash flows                                                 4

   Notes to financial statements                                          5-8

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
C. B. Realty of Delaware, Inc.
New York, New York

We have audited the accompanying balance sheets of C. B. Realty of Delaware, Inc. as of December 31, 1997 and 1998, and the related statements of income, retained earnings, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of C. B. Realty of Delaware, Inc. as of December 31, 1997 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

/s/ McGladrey & Pullen, LLP

Las Vegas, Nevada
April 8, 1999

C. B. REALTY OF DELAWARE, INC.

BALANCE SHEETS
December 31, 1997 and 1998


ASSETS                                                                                1997               1998
-------------------------------------------------------------------------------------------------------------------
Advances to related party (Note 3)                                            $          32,768 $           32,768
Related party note receivable (Note 3)                                                        -            500,000
Rental property, net (Notes 1 and 2)                                                  1,023,172            993,432
Loan fees, net of accumulated amortization of $3,894                                          -             27,678
                                                                             --------------------------------------
              Total assets                                                   $        1,055,940 $        1,553,878
                                                                             ======================================


LIABILITIES AND STOCKHOLDERS' EQUITY
-------------------------------------------------------------------------------------------------------------------

Related party note payable (Note 3)                                          $          142,658 $           79,940
Income taxes payable (Note 4)                                                            13,458             24,387
Deferred tax liability (Note 4)                                                         190,206            188,661
Mortgage note payable (Note 2)                                                                -            486,109
                                                                             --------------------------------------
              Total liabilities                                                         346,322            779,097

Commitments and contingencies (Notes 3 and 5)

Stockholders' Equity
   Common stock, $.01 par value, 1,000 shares authorized,
      100 shares issued and outstanding                                                       1                  1
   Additional paid-in capital                                                           617,692            617,692
   Retained earnings                                                                     91,925            157,088
                                                                             --------------------------------------
              Total stockholders' equity                                                709,618            774,781
                                                                             --------------------------------------

              Total liabilities and stockholders' equity                     $        1,055,940 $        1,553,878
                                                                             ======================================


See Notes to Financial Statements.

C. B. REALTY OF DELAWARE, INC.

STATEMENTS OF INCOME AND RETAINED EARNINGS
Years Ended December 31, 1996, 1997 and 1998

                                                                  1996                1997               1998
-------------------------------------------------------------------------------------------------------------------
INCOME
   Related party rental income (Note 3)                  $          100,284 $           100,284 $          115,071
                                                         ----------------------------------------------------------

Operating expenses:
   Depreciation and amortization                                     29,740              29,740             33,634
   Other                                                             10,088               6,942              6,989
                                                         ----------------------------------------------------------
                                                                     39,828              36,682             40,623

              Operating income                                       60,456              63,602             74,448

Other income (expense):
   Related party interest income                                          -                   -             37,000
   Related party interest expense                                  (19,722)            (10,109)            (6,550)
   Interest expense                                                       -                   -           (23,970)
                                                         ----------------------------------------------------------

              Income before income taxes                             40,734              53,493             80,928

   Income taxes (Note 4)                                              6,110               8,373             15,765
                                                         ----------------------------------------------------------

              Net income                                 $           34,624 $            45,120 $           65,163
                                                         ==========================================================

Basic and dilutive net income per common share           $           346.24 $            451.20 $           651.63
                                                         ==========================================================

Weighted average common shares                                          100                 100                100
                                                         ==========================================================

RETAINED EARNINGS
Balance, beginning of year                               $           12,181 $            46,805 $           91,925

   Net income                                                        34,624              45,120             65,163
                                                         ----------------------------------------------------------

Balance, end of year                                     $           46,805 $            91,925 $          157,088
                                                         ==========================================================




See Notes to Financial Statements.

C. B. REALTY OF DELAWARE, INC.

STATEMENTS OF CASH FLOWS

Years Ended December 31, 1996, 1997 and 1998

                                                                  1996                1997               1998
-------------------------------------------------------------------------------------------------------------------

Cash Flows from Operating Activities
   Net income                                            $            34,624 $           45,120 $           65,163
   Adjustments to reconcile net income to net cash
      used in operating activities:
      Depreciation and amortization                                   29,740             29,740             33,634
      Decrease in deferred tax liability                             (5,177)            (5,371)            (1,545)
      Net operating cash flows retained by
        related party (Note 3)                                      (65,040)           (71,838)          (108,181)
      Changes in assets and liabilities:
        Increase in related party advances                             (738)              (123)                  -
        Increase in income taxes payable                               6,591              2,472             10,929
                                                         ----------------------------------------------------------
              Net cash used by
                operating activities                     $                 - $                - $                -
                                                         ----------------------------------------------------------

Cash Flows from Investing Activities
   Advances to related parties                           $                 - $                - $        (500,000)
                                                         ----------------------------------------------------------

Cash Flows from Financing Activities
   Proceeds from mortgage note payable                   $                 - $                - $          500,000
                                                         ----------------------------------------------------------
              Net decrease in cash

Cash, beginning                                                            -                  -                  -
                                                         ==========================================================
Cash, ending                                             $                 - $                - $                -
                                                         ==========================================================

SUPPLEMENTAL SCHEDULE OF NONCASH ACTIVITY

Net operating cash flows retained by related party:
   Rental income                                                     100,284            100,284            115,071
   Interest income                                                                                          37,000
   Interest expense                                                 (19,722)           (10,109)           (30,520)
   Income tax payments                                               (5,434)           (11,395)            (6,381)
   Other                                                            (10,088)            (6,942)            (6,989)
                                                         ----------------------------------------------------------

                                                                      65,040             71,838            108,181

Non-cash financing activities funded by related party:
   Loan origination fees                                                   -                  -           (31,572)
   Principal payments on mortgage note payable                             -                  -           (13,891)
                                                         ----------------------------------------------------------
              Decrease in related party
                note payable                             $            65,040 $           71,838 $           62,718
                                                         ==========================================================




See Notes to Financial Statements.

C.B. REALTY OF DELAWARE, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1.   Nature of Business and Significant Accounting Policies

Nature of Business

C. B. Realty of Delaware, Inc. (the Company or Realty) was organized under the laws of the State of Delaware on May 8, 1995. The Company was formed for the purpose of acquiring, and leasing to Carpet Barn, Inc. (CBI), a company related through common ownership, the principal land and building from which CBI conducts its operations in Las Vegas, Nevada.

A summary of the Company's significant accounting policies follows:

Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Rental property

Rental property is comprised of the land and building leased to CBI. Land is stated at cost. The building is stated at cost less accumulated depreciation. Depreciation is computed by the straight-line method over the building's estimated life of 20 years.

Land and building consist of the following at December 31:

                                                 1997               1998
                                        --------------------------------------
   Land                                 $          505,200 $          505,200
   Building                                        594,800            594,800
                                        --------------------------------------
                                                 1,100,000          1,100,000
   Less: Accumulated depreciation                   76,828            106,568
                                        ======================================
                                        $        1,023,172 $          993,432
                                        ======================================


Fair value of financial instruments

The carrying amounts of the mortgage note payable, the related party note payable and the related party note receivable approximate fair value because the notes bear interest at rates that approximate the market rate.

Although management expects a substantial portion of the advances to related party to be paid in the near term, it is not practicable to estimate the fair value of these amounts, as they have no stated repayment terms. Management does not believe the fair value of such amounts, if determined, would differ materially from their recorded amounts.

C.B. REALTY OF DELAWARE, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Note 1.   Nature of Business and Significant Accounting Policies (continued)

Income taxes

The Company provides for deferred taxes on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Note 2.   Mortgage Note Payable

In 1998, the Company entered into a mortgage note payable with a financial institution secured by the Company's land and building. The note, which has a balance due at December 31, 1998 of $486,109, bears interest at 9% and is due in monthly payments of principal and interest totaling $5,690 with the balance due May 2003. Aggregate maturities required on this mortgage note as of December 31, 1998 are as follows:

          Years ended December 31,

                 1999                                    $           25,570
                 2000                                                27,968
                 2001                                                30,592
                 2002                                                33,462
                 2003                                               368,517
                                                         ===================
                                                         $          486,109
                                                         ===================

Note 3.   Related Party Transactions and Commitments

The Company leases its land and building to CBI under an operating lease expiring in April 2004. Rental income under the lease totaled $100,284, $100,284 and $115,071 for the years ended December 31, 1996, 1997 and 1998, respectively. The lease, as amended in April 1998, requires annual minimum rentals of $120,000.

The Company has a note payable to CBI totaling $142,658 and $79,940 at December 31, 1997 and 1998, respectively. The unsecured note bears interest at 10% and is payable in equal monthly installments of $9,293.

CBI routinely makes all expenditures and receives all receipts on behalf of the Company. Such expenditures are added to the note payable to CBI. Rent and interest income due from CBI are applied against the note payable balance in lieu of payments.

C.B. REALTY OF DELAWARE, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Note 3.     Related Party Transactions and Commitments (continued)

The Company has a note receivable from Nations Flooring, Inc. (Nations), the parent company of CBI. The unsecured demand note bears interest at 12% per annum, with interest only payable monthly.

The Company also has advanced funds to an entity owned by an officer of the Company totaling $32,768 at December 31, 1997 and 1998. These advances are unsecured, non-interest bearing, and have no stated repayment terms.

Note 4.      Income Taxes

The deferred tax liability at December 31, 1997 and 1998 relates to differences in tax basis of the Company's rental property.

The provision for income taxes charged to operations for the years ended December 31, 1996, 1997 and 1998 consists of the following:

                                                                   1996               1997               1998
                                                          ---------------------------------------------------------
Current tax expense                                       $           11,287 $           13,744 $           17,310
Deferred tax (benefit)                                               (5,177)            (5,371)            (1,545)
                                                          =========================================================
                                                          $            6,110 $            8,373 $           15,765
                                                          =========================================================


The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate of 34% to pretax income due to the benefit of income taxed at lower rates.

Note 5.      Contingency

The company (Seller) from which Realty purchased the land and building previously engaged an environmental consultant who informed the Seller that contaminant levels on its property may exceed maximum levels established by the Environmental Protection Agency. Management of the Seller believes that it was not and has not been the source of the contaminants, if any.

The Seller subsequently engaged an environmental consultant who, in a report dated May 24, 1995, concluded that it was not probable that the Nevada Department of Environmental Protection would require a cleanup plan to be initiated. In the absence of a conclusive finding concerning the source of and the actual level of contamination, no accrual for any potential clean up costs has been recorded in the accompanying financial statements.

C.B. REALTY OF DELAWARE, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Note 6.     Subsequent Event

On March 29, 1999, Nations acquired the net assets of the Company pursuant to an agreement and plan of merger dated March 23, 1999 whereby 100% of the common stock of the Company was acquired by Nations in exchange for 59,725 shares of Nations' common stock.

                      NATIONS FLOORING, INC. AND SUBSIDIARY

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

These pro forma financial statements reflect the March 29, 1999 acquisition by Nations Flooring, Inc. (Nations) of C.B. Realty of Delaware, Inc. (Realty) whereby the stockholders of Realty exchanged 100% of their common shares for 59,725 shares of common stock of Nations. The acquisition is accounted for as a purchase for financial reporting purposes, and qualifies as a tax free merger for federal income tax reporting purposes. The pro forma condensed consolidated balance sheet and income statement are derived from the historical audited financial statements of both companies as of and for the twelve months ended December 31, 1998. The balance sheet is presented as if the transaction occurred on December 31, 1998 and the income statement is presented as if the transaction occurred on January 1, 1998. The unaudited condensed consolidated financial statements do not necessarily indicate the financial position or results of operations which would have occurred had the acquisition been completed at such times, nor do they necessarily indicate future results that may be expected. These statements should be read in conjunction with the historical consolidated financial statements of Nations, including notes thereto, included in its annual report on Form 10-K, and the historical financial statements of Realty included elsewhere herein.

A further description of the merger, nature and amount of consideration given and pro forma adjustments follow the unaudited pro forma condensed consolidated financial statements.

NATIONS FLOORING, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
December 31, 1998

                                                   Historical                                                       Pro forma
                                                    Nations           Historical          Pro forma                  Nations
                                                 Flooring, Inc.      C.B. Realty         Adjustments             Flooring, Inc.
---------------------------------------------------------------------------------------------------------------------------------

Accounts receivable                          $         4,185,360 $               -  $                -        $        4,185,360

Other current assets                                   1,869,663             32,768          (112,708) (1, 2)          1,789,693

Related party note receivable                                 -             500,000          (500,000)    (1)                 -

                                                         800,301            993,432            451,568    (2)          2,245,301
Property and equipment, net

Intangible assets, net                                15,155,994             27,678                  -                15,183,672
                                             ----------------------------------------------------------       -------------------


                                             $        22,011,288 $        1,553,878 $        (161,140)        $       23,404,026
     Total assets

                                             ==========================================================       ===================


LIABILITIES AND STOCKHOLDERS' EQUITY
---------------------------------------------------------------------------------------------------------------------------------
Note payable                                 $         3,812,213 $               -  $                -        $        3,812,213

Other current liabilities                              5,083,655            129,897          (112,708) (1, 2)          5,100,844

Deferred income taxes                                    355,000            188,661            (3,661)    (3)            540,000

Related party advance                                    500,000                 -           (500,000)    (1)                  -

Long-term debt                                         4,035,539            460,539                  -                 4,496,078

Due to principal stockholder                           2,000,000                 -                   -                 2,000,000

Stockholders' Equity
                                                               5                 -                   -                         5
     Preferred stock, Nations
                                                              -                   1                (1)    (4)                  -
     Common stock, Realty outstanding
                                                           3,670                 -                  60    (4)              3,730
     Common stock, Nations
                                                       8,398,143            617,692            612,258 (3, 4)          9,628,093
     Additional paid-in capital

     Retained earnings
                                                     (2,176,937)            157,088          (157,088)    (4)        (2,176,937)
         (deficit)

                                             ----------------------------------------------------------       -------------------

                                                       6,224,881            774,781            455,229                 7,454,891
                                             ----------------------------------------------------------       -------------------

     Total liabilities and
                                             $        22,011,288 $        1,553,878 $        (161,140)        $       23,404,026
         stockholders' equity
                                             ==========================================================       ===================


NATIONS FLOORING, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Year Ended December 31, 1998

                                         Historical                                                     Pro forma
                                           Nations          Historical          Pro forma                Nations
                                       Flooring, Inc.       C.B. Realty        Adjustment            Flooring, Inc.
---------------------------------------------------------------------------------------------------------------------
Net sales                           $       45,000,387 $               -  $               -       $       45,000,387
Cost of sales                               33,907,293                 -                  -               33,907,293
                                    ---------------------------------------------------------     -------------------
                                            11,093,094                 -                  -               11,093,094
     Gross profit
                                    ---------------------------------------------------------     -------------------
Related party rental income                         -             115,071          (115,071)  (1)                 -
                                    ---------------------------------------------------------     -------------------
Selling, general and
                                             8,175,710              6,989          (115,071)  (1)          8,067,628
     administrative expenses

Amortization and depreciation                1,132,331             33,634              9,310  (2)          1,175,275
                                    ---------------------------------------------------------     -------------------
                                             9,308,041             40,623          (105,761)               9,242,903
                                    ---------------------------------------------------------     -------------------
                                             1,785,053             74,448            (9,310)               1,850,191
     Operating income

Other income (expense):                    (1,450,152)              6,480                 -              (1,443,672)
                                    ---------------------------------------------------------     -------------------
Income before income taxes,

     dividends to preferred stock-

     holders of subsidiary, and

     amortization of discount

     on preferred stock of

                                               334,901             80,928            (9,310)                 406,519
     subsidiary

Income taxes                                   120,000             15,765              4,235  (3)            140,000
Dividends to preferred stock-
                                               466,000                 -                  -                  466,000
     holders of subsidiary

Amortization of discount on
                                             1,542,726                 -                  -                1,542,723
     preferred stock of subsidiary
                                    ---------------------------------------------------------     -------------------
                                           (1,793,825)             65,163           (13,545)             (1,742,207)
     Net income (loss)

Preferred stock dividends                       98,200                 -                  -                   98,200
                                    ---------------------------------------------------------     -------------------

     Net income (loss) available
                                    $      (1,892,025) $           65,163 $         (13,545)      $      (1,840,407)
         to common shares
                                    =========================================================     ===================
     Basic and dilutive earnings
                                    $           (0.52)                                            $           (0.49)
         (loss) per common share
                                    ===================                                           ===================


                      NATIONS FLOORING, INC. AND SUBSIDIARY

                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Description of Acquisition

Under the terms of an Agreement and Plan of Merger (the Agreement) filed with the State of Delaware on March 29, 1999, Realty merged with and into Nations. In accordance with the Agreement, each shareholder of Realty will be issued 597.25 shares of Nations common stock for each share of Realty's common stock, totaling 59,725 shares of Nations common stock.

The acquisition is accounted for as a purchase for financial reporting purposes, and qualifies as a tax free merger for federal income tax reporting purposes.

Because the transaction qualifies as a nontaxable merger for federal income tax reporting purposes, the net assets of Realty transfer to Nations at their basis to Realty for tax purposes. Accordingly, a deferred income tax liability has been recorded as a component of the purchase price for the difference between the fair value of the net assets of Realty and their underlying tax basis.

Nature and Amount of Consideration Given

In accordance with generally accepted accounting principals, the purchase should be recorded at the fair value of either the assets purchased or the stock given up, whichever is more readily determinable. As Nations stock has not been actively traded recently, and because the Board of Directors of Nations set the purchase price offer at an amount that was beneficial to the general stockholders of Nations and intended to be antidilutive, the purchase transaction was valued at the fair value of the net assets of Realty. Based on recent appraisals of the land and building previously held by Realty, the net assets of Realty were recorded on the financial statements of Nations on the date of merger at their fair value of approximately $1,230,000.

The preliminary allocation of the purchase price adjusting to fair value the assets and liabilities of Realty is based upon estimates that are currently available. This pro forma presentation does not necessarily reflect the results of operations as if these Companies had operated as a single entity.

The preliminary allocation of purchase price is as follows:

Consideration and liabilities assumed:

    Liabilities assumed                                      $         590,000
    Deferred income tax liability                                      185,000
    Stock issued                                                     1,230,000
                                                             ==================
                                                             $       2,005,000

                                                             ==================

                      NATIONS FLOORING, INC. AND SUBSIDIARY

                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Allocated to:
    Land and building                                                                            $    1,445,000
    Related party receivables                                                                           532,000
    Intangible assets acquired                                                                           28,000
                                                                                                 ===============
                                                                                                 $    2,005,000
                                                                                                 ===============

Balance Sheet Pro Forma Adjustments and Eliminations as of December 31, 1998

The following is a description and summary of the pro forma adjustments and eliminations for the consolidated balance sheet:

(1)          Related party note payable                                                                  79,940
             Related party advance                                                                      500,000
                   Current portion of related party note receivable                                    (79,940)
                   Related party note receivable                                                      (500,000)

        To offset related party receivables and payables

(2)          Due to principal stockholder                                                                32,768
                   Advances to related party                                                           (32,768)

        To offset amounts due from Nations' principal stockholder

(3)          Property and equipment                                                                     345,000
             Accumulated depreciation                                                                   106,568
             Deferred taxes                                                                               3,661
                   Additional paid-in-capital                                                         (455,229)

        To record land and building at fair value and associated deferred taxes

(4)          Realty common stock                                                                              1
             Realty additional paid-in-capital                                                          617,692
             Realty retained earnings                                                                   157,088
                   Nations common stock                                                                    (60)
                   Nations additional paid-in-capital                                                 (774,721)



   To record issuance of Nations common stock and elimination of Realty equity


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

                      NATIONS FLOORING, INC. AND SUBSIDIARY

                          NOTES TO UNAUDITED PRO FORMA

                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Income Statement Pro Forma Adjustments and Eliminations for the Year Ended December 31, 1998

The pro forma adjustments associated with the combined income statement are as follows:

     (1)  Related party rental income                                                                        115,071

                Related party rent expense                                                                 (115,071)

To eliminate the rental income received from Nations on Realty's financial statements

     (2)  Depreciation expense                                                                                 9,310

To record depreciation expense on the increase in the purchase price of the land and building over their carrying value on the financial statements of Realty.

     (3)  Income taxes                                                                                         4,235

 To record additional income tax expense resulting from difference in effective tax rate.



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